UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2020

AKOUSTIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38029	33-1229046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9805 Northcross Center Court, Suite A

Huntersville, NC 28078

(Address of principal executive offices, including zip code)

704-997-5735

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.001 par value	AKTS	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 20, 2020, Akoustis, Inc. (“Akoustis Sub”), the operating subsidiary of Akoustis Technologies, Inc. (the “Company”), issued a promissory note (the “Promissory Note”) in favor of Bank of America, NA (the “Lender”) that provides for a loan in the principal amount of $1,633,225 (the “PPP Loan”) pursuant to the Paycheck Protection Program under the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), which is administered by the United States Small Business Administration (the “SBA”). The PPP Loan is scheduled to mature two years from the date of funding of the PPP Loan (the “Maturity Date”) and accrues interest at a rate of 1.00% per annum. Payments under the PPP Loan are deferred for the first six months of its term. Commencing 60 days from the funding of the PPP Loan, but not more than 90 days from the funding of the PPP Loan, Akoustis Sub is obligated to apply to the Lender for loan forgiveness for all or a portion of the PPP Loan. Such forgiveness will be determined, subject to limitations, based on the use of loan proceeds in accordance with the PPP, including for payroll costs and mortgage interest, rent and utility costs. If the SBA confirms full forgiveness of the unpaid balance of the PPP Loan, and reimburses the Lender for the total outstanding principal and interest due under the PPP Loan, then the loan will be deemed satisfied in full. If the SBA does not confirm full forgiveness of the PPP Loan, then the Lender will establish repayment terms of the outstanding principal and interest due under the PPP Loan. No assurance is provided that Akoustis Sub will obtain forgiveness of the PPP Loan in whole or in part. The Promissory Note contains customary events of default relating to, among other things, payment defaults and provisions of the Promissory Note.

An affiliate of the Lender serves as sales agent for the Company’s equity offering program under that certain sales agreement, dated May 8, 2020, by and among the Company and the sales agents party thereto.

The foregoing summary of the Promissory Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Promissory Note, which is attached hereto as Exhibit 10.1 and incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Promissory Note, dated as of May 20, 2020, issued by Akoustis, Inc. in favor of Bank of America, NA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akoustis Technologies, Inc.

Date: May 26, 2020	By:	/s/ Kenneth E. Boller
	Name:	Kenneth E. Boller
	Title:	Interim Chief Financial Officer

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